Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories [Text Block]

15Inventories

Accounting policies

Inventories are stated at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include direct labor and fixed and variable production overheads, considering the stage of completion and the normal capacity of production facilities. Costs of idle facility and abnormal waste are expensed. The cost of inventories is determined using the first-in, first-out (FIFO) method. The write-down of inventories to net realizable value is included in cost of sales.

Accounting estimates and judgments

Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on sales in the recent past and/or expected future demand.

Inventories are summarized as follows:

Philips Group

Inventories

in millions of EUR

	2022	2023
Raw materials and supplies	1,541	1,309
Work in process	648	552
Finished goods	1,860	1,629
Inventories	4,049	3,491

In 2023, overall global inventories have operationally decreased in all categories due to the deployment of strategic management of aging and unhealthy inventory accompanied by a more optimized tracking in both production and commercial inventories.

The write-down of inventories to net realizable value was EUR 339 million in 2023 (2022: EUR 215 million), including EUR 82 million related to the proposed Respironics consent decree (refer to Provisions).